EXHIBIT 99.1

CONTACTS:	Media Contact:	Investor/Financial Analyst Contact:
	Renee Wagner	Ed Eiland
	Internet Security Systems	Internet Security Systems
	404-236-3956	404-236-4053
	rwagner@iss.net	eeiland@iss.net

Internet Security Systems Reports Third Quarter 2004;

Revenues increase 21%

ATLANTA— October 25, 2004 — Internet Security Systems, Inc. (ISS) (Nasdaq: ISSX), a leading global provider of preemptive enterprise security solutions, today announced financial results for the third quarter ended September 30, 2004. Additionally, the Company is providing its business outlook for the fourth quarter ending December 31, 2004 and preliminary expectations regarding 2005.

Revenues

Revenues were $72,733,000 for the third quarter of 2004, a 21% increase compared with third quarter 2003 revenues of $60,087,000.

GAAP Earnings

Reported net income under generally accepted accounting principles (GAAP) for the third quarter of 2004 was $6,411,000, or $0.14 per diluted share, compared with reported net income of $5,035,000, or $0.10 per diluted share, in the third quarter of 2003.

Non-GAAP Earnings

Non-GAAP net income for the third quarter of 2004 and 2003 excludes the after-tax impact of non-cash expense for amortization of acquisition related intangibles and acquisition related compensation charges for unvested stock options. Non-GAAP net income for the third quarter of 2004 was $7,537,000, or $0.16 per diluted share, compared with $6,014,000, or $0.12 per diluted share, in the third quarter of 2003.

“Our strong third quarter performance marks another quarter in which we delivered on our commitments,” said Tom Noonan, chairman, president and chief executive officer, Internet Security Systems. “This robust financial performance came in tandem with the celebration of our 10th anniversary. Since its founding, ISS’ technological innovations have been at the forefront of the security industry, most recently by virtue of our number one position in numerous market share reports from IDC: the corporate desktop firewall market (1), the network vulnerability assessment management market (2), and the intrusion prevention and detection market (3). These market segments, along with our other key strengths, have enabled us to launch a new platform, the Proventia™ Enterprise Security Platform, setting a new agenda for the industry and bringing a new level of pre-emptive protection to organizations worldwide. This platform will enable a new generation of protection, will allow organizations to stay ahead of the threat, and will provide ISS with a solid foundation to further enhance our industry-leading market position.”

Business Outlook

The following Business Outlook is based on current expectations. The statements in this Business Outlook are forward-looking, and actual results may differ materially. These statements do not reflect the potential impact of any mergers, acquisitions or other business combinations that may be completed after the date of this press release. During the quarter, ISS’ corporate representatives may reiterate the company’s published Business Outlook during private meetings with investors, investment analysts, the media and others. At the same time, ISS will keep its most current earnings release and any subsequent press releases containing the then current Business Outlook publicly available on its Web site at www.iss.net. Prior to the start of ISS’ Quiet Period for the fourth quarter, the public can continue to rely on the Business Outlook set forth in this press release as being ISS’ current expectations on matters covered, unless ISS publishes a notice stating otherwise. During the Quiet Period, ISS and its corporate representatives will not comment concerning the previously published Business Outlook. During the Quiet Period, the company’s press releases and filings with the SEC on Forms 10-K and 10-Q should be considered historical, speaking as of prior to the Quiet Period only and not subject to update by the company. ISS’ Quiet Period at the end of the fourth quarter is expected to run from December 15, 2004 until financial results are released in January 2005.

This Business Outlook for the fourth quarter assumes continued revenue growth from the Proventia product line and a continued focus on costs with the expectation to produce further earnings leverage in the fourth quarter of the year. For the quarter ending December 31, 2004, ISS currently expects to achieve revenues in the range of $76 million to $81 million. GAAP net income is expected to be in the range of $0.16 to $0.20 per diluted share.Non-GAAP net income is expected to be in the range of $0.18 to $0.22 per diluted share. Assuming achievement of these expectations, revenues for the year ending December 31, 2004 will be in the range of $285,000,000 to $290,000,000. GAAP net income is expected to be in the range of $0.50 to $0.54 per diluted share. Non-GAAP net income is expected to be in the range of $0.61 to $0.65 per diluted share.

Non-GAAP net income excludes non-cash acquisition related charges, consisting of amortization of intangibles and compensation charges for unvested stock options and the tax effect of these adjustments, estimated to be $1.1 million for the quarter ending December 31, 2004 and $4.5 million for the year ending December 31, 2004. Non-GAAP financial measures used in this press release are reconciled to the appropriate GAAP measures in the tables contained in the Consolidated Statements of Operations and the Business Outlook Reconciliation included with this press release. Reconciliation information can also be found in ISS’ Form 8-K filed today with the Securities and Exchange Commission and available through ISS’ Web site at www.iss.net or the Securities and Exchange Commission Web site at www.sec.gov.

ISS has not completed its annual planning for 2005 and intends to provide a more specific business outlook for 2005 in connection with the release of its financial results for the fourth quarter in late January 2005. At the current time, we expect 2005 percentage growth in revenues to exceed 10% and more to likely approach the growth rate of 16% to 18% expected to be achieved in 2004. This assumes that the current economic environment remains stable and that sales of our Proventia products remain strong. With a continued emphasis on cost control, we also expect to demonstrate expanding operating leverage in 2005, resulting in earnings per share growth of approximately twice the growth rate in revenues.

Earnings Conference Call

The Company’s conference call regarding this press release is being held Monday, October 25, 2004 at 4:30 p.m. Eastern Time and can be accessed as follows:

DATE/TIME:	Monday, October 25, 2004 at 4:30 p.m. EDT

DIAL IN:	Domestic	1-800-299-7089
	International	617-801-9714
	Passcode	ISSX (or 4779)

A live Webcast of this conference call will be available at www.iss.net and will be archived on the ISS Web site. An audio rebroadcast of the teleconference will be available through November 1, 2004.

REBROADCAST DIAL IN:	Domestic	888-286-8010
	International	617-801-6888
	Passcode	81030502

Additional investor information can be accessed on the Internet Security Systems Web site or by contacting the Investor Relations department at 888- 901-7477.

Note to Editors:

1 Source: IDC, Worldwide Firewall Software 2004-2008 Forecast and 2003 Vendor Shares: Desktop Firewalls on the Move, October 2004, document # 31839.

2 Source: IDC, Worldwide Vulnerability Assessment and Management 2004-2008 Forecast and 2003 Vendor Shares: Assessing Risk and Compliance, October 2004, document # 32026

3 Source: IDC, Worldwide Intrusion Detection and Prevention 2004.2008 Forecast and 2003 Vendor Shares: Introducing the FireDoor, October 2004, document # 32004

About Internet Security Systems, Inc.

Internet Security Systems is the trusted expert to global enterprises and world governments providing products and services that protect against Internet threats. An established world leader in security since 1994, ISS delivers proven cost efficiencies and reduces regulatory and business risk across the enterprise for more than 11,000 customers worldwide. ISS products and services are based on the proactive security intelligence conducted by ISS’ X-Force® research and development team – the unequivocal world authority in vulnerability and threat research. Headquartered in Atlanta, Internet Security Systems has additional operations throughout the Americas, Asia, Australia, Europe and the Middle East. For more information, visit the Internet Security Systems Web site at www.iss.net or call 800-776-2362.

# # #

Forward-Looking Statements

This press release, other than historical information, includes forward-looking statements made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Some of these forward-looking statements include our Business Outlook statements regarding new products, products under development and related plans, and statements regarding our ability to manage costs and obtain better leverage. The risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the following: the level of demand for ISS’ products; customer budgets; the volume and timing of orders; the mix of products sold and whether revenue is recognized upon sale or deferred to subsequent periods; product and price competition; ISS’ ability to develop new and enhanced products; acceptance of new and enhanced products by customers, including continued market acceptance of our Proventia line of products; ISS’ ability to accurately forecast and produce demanded quantities of its appliance products and models; ISS’ ability to integrate acquisitions or investments; ISS’ ability to attract and retain key personnel; reliance on distribution channels through which ISS’ products are sold; reliance on contract manufacturers to produce ISS appliance products; availability of component parts of appliance products; changes in accounting policies, standards, guidelines or principles that may be adopted by regulatory agencies or the Financial Accounting Standards Board; the assertion of infringement claims with respect to ISS’ intellectual property; foreign currency exchange rates; risks concerning the rapid change of technology; and general economic factors. These risks and others are discussed in ISS’ periodic filings with the Securities and Exchange Commission, including ISS’ 2003 Annual Report on Form 10-K and ISS’ Quarterly Report on Form 10-Q for the second quarter ended June 30, 2004. These filings can be obtained either by contacting ISS Investor Relations or through ISS’ Web site at www.iss.net or the Securities and Exchange Commission’s Web site at www.sec.gov.

Non-GAAP Financial Measures

ISS believes that Non-GAAP net income, which excludes the after-tax effect of non-cash acquisition related expenses, is an additional meaningful measure of operating performance. Non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be used as a substitute for, or considered superior to, measures of financial performance prepared in accordance with generally accepted accounting principles. ISS believes that its presentation of Non-GAAP net income provides useful information to investors as a measure of operating performance basic to its ongoing operations, which is more comparable from period to period without the charges related to occasional acquisition activity. ISS historically used the Non-GAAP net income measure to provide its forward-looking business outlook and compare with financial analysts estimates, and uses non-GAAP net income measures to evaluate its internal performance, including as a basis for calculating incentive compensation.

Internet Security Systems and Proventia are trademarks, and X-Force is a registered trademark of Internet Security Systems, Inc.

INTERNET SECURITY SYSTEMS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(amounts in thousands, except per share amounts)

(unaudited)

	Three months ended September 30,
	2004	2003
Revenues:
Product licenses and sales	$31,241	$25,545
Subscriptions	35,819	28,211
Professional services	5,673	6,331

	72,733	60,087

Costs and expenses:
Cost of revenues:
Product licenses and sales	6,110	2,407
Subscriptions and professional services	12,278	11,784

Total cost of revenues	18,388	14,191

Research and development	11,093	10,496
Sales and marketing	24,653	21,113
General and administrative	7,173	5,428
Amortization of intangibles & stock based compensation	1,791	1,317

	63,098	52,545

Operating income	9,635	7,542

Interest income	699	610
Minority interest	(126)	(168)
Other income	3	68
Foreign currency exchange gain	9	28

Income before income taxes	10,220	8,080
Provision for income taxes	3,809	3,045

Net income	$6,411	$5,035

Basic net income per share of Common Stock	$0.14	$0.10

Diluted net income per share of Common Stock	$0.14	$0.10

Weighted average shares:
Basic	46,267	49,142

Diluted	47,225	49,884

Reconciliation of Non-GAAP financial information for the three months ended September 30, 2004 and September 30, 2003:

Operating income	$9,635	$7,542
Add back amortization of intangibles and stock based compensation expense	1,791	1,317

Non-GAAP operating income	11,426	8,859
Other income, net	585	538

Non-GAAP income before income taxes	12,011	9,397
Provision for income taxes (A)	4,474	3,383

Non-GAAP net income	$7,537	$6,014

Non-GAAP operating margin	16%	15%

Non-GAAP diluted net income per share of Common Stock	$0.16	$0.12

(A)	For the Non-GAAP net income calculation, income tax rates of 37.25% and 36.00% were used for the quarters ended September 30, 2004 and 2003, respectively. The effective income tax rate for the quarter ended September 30, 2004 for GAAP is approximately 37.27%.

INTERNET SECURITY SYSTEMS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(amounts in thousands, except per share amounts)

(unaudited)

	Nine months ended September 30,
	2004	2003
Revenues:
Product licenses and sales	$88,877	$76,158
Subscriptions	102,928	83,035
Professional services	17,532	19,472

	209,337	178,665
Costs and expenses:
Cost of revenues:
Product licenses and sales	15,166	5,652
Subscriptions and professional services	36,497	36,671

Total cost of revenues	51,663	42,323

Research and development	33,790	30,288
Sales and marketing	73,123	63,284
General and administrative	19,766	16,407
Amortization of intangibles & stock based compensation	5,409	4,046

	183,751	156,348

Operating income	25,586	22,317

Interest income	1,691	1,990
Minority interest	(537)	(270)
Other income	220	101
Exchange gain	14	497

Income before income taxes	26,974	24,635
Provision for income taxes	9,883	9,347

Net income	$17,091	$15,288

Basic net income per share of Common Stock	$0.36	$0.31

Diluted net income per share of Common Stock	$0.35	$0.31

Weighted average shares:
Basic	47,460	49,123

Diluted	48,650	49,773

Reconciliation of Non-GAAP financial information for the nine months ended September 30, 2004 and September 30, 2003:

Operating income	$25,586	$22,317
Add back amortization of intangibles and stock based compensation expense	5,409	4,046

Non-GAAP operating income	30,995	26,363
Other income, net	1,388	2,318

Non-GAAP income before income taxes	32,383	28,681
Provision for income taxes (A)	11,859	10,325

Non-GAAP net income	$20,524	$18,356

Non-GAAP operating margin	15%	15%

Non-GAAP diluted net income per share of Common Stock	$0.42	$0.37

(A)	For the Non-GAAP net income calculation, income tax rates of 36.62% and 36.00% were used for the nine months ended September 30, 2004 and 2003, respectively. The effective income tax rate for the nine months ended September 30, 2004 for GAAP is approximately 36.64%.

INTERNET SECURITY SYSTEMS, INC.

CONSOLIDATED BALANCE SHEETS

(amounts in thousands, except share and per share amounts)

	September 30, 2004	December 31, 2003
	(unaudited)	(audited)
ASSETS
Current assets:
Cash and cash equivalents	$114,756	$184,551
Marketable securities	73,859	53,630
Accounts receivable, less allowance for doubtful accounts of $3,228 and $2,755 respectively	66,521	66,588
Inventory	1,224	750
Prepaid expenses and other current assets	10,408	10,732

Total current assets	266,768	316,251

Property and equipment:
Computer equipment	56,055	45,261
Office furniture and equipment	22,250	21,311
Leasehold improvements	21,620	21,674

	99,925	88,246
Less accumulated depreciation	64,293	52,427

	35,632	35,819
Restricted marketable securities	12,760	12,760
Goodwill, less accumulated amortization of $27,381	222,563	201,303
Other intangible assets, less accumulated amortization of $18,857 and $13,499, respectively	20,199	9,728
Other assets	8,926	5,421

Total assets	$566,848	$581,282

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$5,958	$5,145
Accrued expenses	24,328	26,092
Deferred revenues	59,580	55,271

Total current liabilities	89,866	86,508

Other non-current liabilities	6,444	2,573
Deferred revenues, less current portion	9,069	5,858

Stockholders’ equity:
Preferred stock; $.001 par value; 20,000,000 shares authorized, none issued or outstanding	—	—
Common stock; $.001 par value; 120,000,000 shares authorized, 50,455,000 and 49,841,000 shares issued in 2004 and 2003, respectively	50	50
Additional paid-in-capital	490,505	475,062
Deferred compensation	(3,887)	(92)
Accumulated other comprehensive income	3,396	7,452
Retained earnings	39,342	22,251
Less treasury stock, at cost (4,601,000 and 1,310,000 shares, respectively)	(67,937)	(18,380)

Total stockholders’ equity	461,469	486,343

Total liabilities and stockholders’ equity	$566,848	$581,282

CONSOLIDATED STATEMENTS OF CASH FLOWS

(amounts in thousands)

(unaudited)

	Nine months ended September 30,
	2004	2003
Operating activities
Net income	$17,091	$15,288
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	11,866	10,742
Amortization of intangibles and stock based compensation	5,409	4,046
Accretion of discount on marketable securities	31	172
Minority interest	537	270
Deferred compensation expense	1,467	—
Income tax benefit from exercise of stock options	7,385	8,146
Gain on issuance of subsidiary stock	(367)	(127)
Changes in assets and liabilities, excluding the effects of acquisitions:
Accounts receivable	829	(805)
Inventory	(474)	527
Prepaid expenses and other assets	(3,166)	(1,996)
Accounts payable and accrued expenses	(1,964)	136
Deferred revenues	5,035	(1,195)

Net cash provided by operating activities	43,679	35,204

Investing activities
Acquisitions, net of cash received	(34,022)	—
Purchases of marketable securities	(64,465)	(52,284)
Net proceeds from maturity of marketable securities	44,205	49,977
Release of restricted marketable securities	—	565
Purchases of property and equipment	(11,227)	(6,653)
Net proceeds from issuance of subsidiary stock	433	189

Net cash used in investing activities	(65,076)	(8,206)

Financing activities
Proceeds from exercise of stock options	1,936	439
Proceeds from employee stock purchase plan	1,417	1,609
Purchases of treasury stock	(49,557)	(9,454)

Net cash used in financing activities	(46,204)	(7,406)

Foreign currency impact on cash	(2,194)	3,088

Net increase (decrease) in cash and cash equivalents	(69,795)	22,680
Cash and cash equivalents at beginning of period	184,551	148,317

Cash and cash equivalents at end of period	$114,756	$170,997

Business Outlook Reconciliation

This table does not reflect the potential impact of any mergers, acquisitions or other business combinations that may be completed after the date of this release.

	Q4 2004 Range		Annual 2004 Range
	Low end	Upper end	Low end	Upper end
Expected revenues	$76,000,000	$81,000,000	$285,000,000	$290,000,000

Expected net income per share	$0.16	$0.20	$0.50	$0.54

Add back per share impact of amortization of intangibles and stock based compensation expense	$0.02	$0.02	$0.11	$0.11

Expected non-GAAP net income per share	$0.18	$0.22	$0.61	$0.65